Vessels and other fixed assets, net (Table) (Details) - USD ($) $ in Thousands	Jun. 30, 2016	Dec. 31, 2015
Cost
Vessels and other fixed assets, net	$ 1,802,507	$ 1,757,552
Vessels and other fixed assets
Cost
Vessels	2,096,931	2,025,688
Other fixed assets	1,848	1,810
Total cost	2,098,779	2,027,498
Accumulated depreciation	$ (296,272)	$ (269,946)